UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 2012

SUNOCO, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 1500, Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 977-3000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On August 20, 2012, Sunoco, Inc. (“Sunoco”) sent a notice to its officers and directors of a blackout period (the “Blackout Period”) in connection with the liquidation of the Sunoco, Inc. Capital Accumulation Plan’s (“SunCAP”) Sunoco, Inc. Common Stock Fund and ESOP Fund (the “Sunoco Stock Funds”). The liquidation of the Sunoco Stock Funds was required pursuant to the Agreement and Plan of Merger dated as of April 29, 2012 by and between Sunoco and Energy Transfer Partners, L.P. (“ETP”), Energy Transfer Partners GP, L.P., the general partner of ETP, Sam Acquisition Corporation, a wholly owned subsidiary of ETP, and, for certain limited purposes, Energy Transfer Equity, L.P., the indirect parent of ETP GP and ETP, as amended by Amendment No. 1 thereto dated as of June 15, 2012. The Blackout Period commenced on September 19, 2012 and was expected to end on October 2, 2012.

By notice delivered September 27, 2012 (the “Update Notice”), Sunoco provided an update regarding the end of the Blackout Period to its officers and directors indicating that the Blackout Period ended on September 26, 2012. The Blackout Period ended earlier than expected as a result of market conditions and the ability of SunCAP’s record keeper to efficiently settle the trades and allocate proceeds to affected participants.

A copy of the Update Notice is attached as Exhibit 99.1 and incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION IS AVAILABLE WITH THE SEC

In connection with the proposed merger between ETP and Sunoco, ETP has filed with the U.S. Securities and Exchange Commission (the “SEC”), and the SEC declared effective on August 24, 2012, a registration statement on Form S-4 that contains a proxy statement/prospectus. Sunoco filed a definitive proxy statement/prospectus with the SEC on August 29, 2012. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT ETP, SUNOCO, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by ETP and Sunoco through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of ETP or Sunoco at the following:

Energy Transfer Partners, L.P.	Sunoco, Inc.

3738 Oak Lawn Ave.	1818 Market Street, Suite 1500
Dallas, TX 75219	Philadelphia, PA 19103
Attention: Investor Relations	Attention: Investor Relations
Phone: (214) 981-0795	Phone: (215) 977-6764
E-mail: InvestorRelations@energytransfer.com	Email: SunocoIR@sunocoinc.com

PARTICIPANTS IN THE SOLICITATION

ETP and Sunoco, and their respective directors, executive officers and affiliates, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement. Information regarding directors and executive officers of ETP’s general partner is contained in ETP’s Form 10-K for the year ended December 31, 2011, which has been filed with the SEC. Information regarding Sunoco’s directors and executive officers is contained in Sunoco’s definitive proxy statement dated March 16, 2012, which is filed with the SEC. A more complete description is available in the proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1     Update Notice to Directors and Officers of Sunoco, Inc. Dated September 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sunoco, Inc. (Registrant)

September 27, 2012	By:	/s/ Joseph P. Krott
	Name:	Joseph P. Krott
	Title:	Comptroller (Principal Accounting Officer)

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